EXHIBIT 10.2

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to STAR BARRETT LAKES, LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s rights and obligations under and in regard to that certain Purchase and Sale Agreement dated September 10, 2014, (as may have been amended or may hereafter be amended, the “Purchase Agreement”), between Carlyle Centennial Crest at Barrett Lakes, L.P., a Delaware limited partnership (“Seller”) and Assignor for the purchase and sale of that certain real property located in Kennesaw, Georgia, as more particularly described in Exhibit A attached hereto (the “Property”).

Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Purchase Agreement.

All of the provisions, covenants and agreements contained in the Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee. This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment, and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.

(SIGNATURES APPEAR ON FOLLOWING PAGE)

WITNESS THE EXECUTION HEREOF, as of this November 20, 2014.

ASSIGNOR:

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By:	/s/ Ana Marie del Rio
Ana Marie del Rio, Vice President

ASSIGNEE:

STAR BARRETT LAKES, LLC
a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC, a
Delaware limited liability company, its Manager

By:	/s/ Kevin J. Keating
Kevin J. Keating, Treasurer

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Exhibit A
LEGAL DESCRIPTION OF THE LAND
ALL THAT TRACT OR PARCEL OF LAND L Y1NG AND BEING IN LAND LOTS 791, 792
AND 793 OF THE 16TH DISTRICT, 2ND SECTION AND LAND LOT 210 OF THE 20TH
DISTRICT, 2ND SECTION, OF COBB COUNTY, GEORGIA, AND BEING MORE
PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN FOUND (1/2" REBAR) MARKING THE COMMON
CORNER OF LAND LOTS 791, 792, 793 AND 794 OF THE 16TH DISTRICT, 2ND
SECTION OF COBB COUNTY; THENCE ALONG THE SOUTH LINE OF LAND LOT 792
(SAID LINE BEING COMMON TO LAND LOTS 792 AND 793), SOUTH 89°47'27" WEST
FOR A DISTANCE OF 669.80 FEET TO AN IRON PIN FOUND (1-1/2" CRIMPED TOP
PIPE); THENCE DEPARTING SAID SOUTH LINE OF LAND LOT 792 AND PROCEED
SOUTH 00°14'00" WEST FOR A DISTANCE OF 495.17 FEET TO AN IRON PIN PLACED
(1/2" REBAR); THENCE SOUTH 00° 14'00" WEST FOR A DISTANCE OF 847.50 FEET TO
AN IRON PIN PLACED (1/2" REBAR) ON THE SOUTH LINE OF LAND LOT 793 (SAID
LINE BEING COMMON TO LAND LOTS 793 & 864); THENCE ALONG THE SOUTH
LINE OF LAND LOT 793 (SAID LINE BEING COMMON TO LAND LOTS 793 & 864),
NORTH 89°06'43" WEST FOR A DISTANCE OF 648.52 FEET TO A NAIL FOUND AT
BASE OF 1" AXLE IN ROCK PILE MARKING THE SOUTHWEST CORNER OF LAND
LOT 793 AND ON THE EAST LINE OF LAND LOT 210 OF THE 20TH DISTRICT, 2ND
SECTION OF COBB COUNTY (SAID LINE HEREINAFTER BEING REFERRED TO AS
THE DISTRICT LINE); THENCE DEPARTING SAID DISTRICT LINE AND PROCEED
NORTH 88°55'09" WEST FOR A DISTANCE OF 363.02 FEET TO AN IRON PIN PLACED
(1/2" REBAR); THENCE NORTH 31 °11 '20" WEST A DISTANCE OF 394.24 FEET TO AN
IRON PIN FOUND (1/2" REBAR); THENCE NORTH 41°29'14" WEST A DISTANCE OF
94.44 FEET TO AN IRON PIN FOUND (5/8" REBAR); THENCE NORTH 45°20'57" WEST
A DISTANCE OF 178.68 FEET TO AN IRON PIN FOUND (3/4" REBAR); THENCE NORTH
39°50'52" WEST A DISTANCE OF 80.81 FEET TO AN IRON PIN PLACED (1/2" REBAR);
THENCE NORTH 23°17'20" WEST A DISTANCE OF 113.61 FEET TO AN IRON PIN
PLACED (1/2" REBAR) ON THE EASTERLY RIGHT-OF-WAY LINE OF GREERS
CHAPEL ROAD (VARIABLE R/W); THENCE ALONG THE EASTERLY RIGHT-OF-WAY
LINE OF GREERS CHAPEL ROAD THE FOLLOWING COURSES AND DISTANCES: 1)
25.96 FEET ALONG THE ARC OF A CURVE TO THE LEFT, SAID CURVE HAVING A
RADIUS OF 196.52 FEET AND BEING SUBTENDED BY A CHORD OFNORTH03°11'59"
EAST, 25.94 FEET TO A POINT; 2) THENCE NORTH 00°35'06" WEST FOR A DISTANCE
OF 514.81 FEET TO AN IRON PIN PLACED (1/2" REBAR) WHERE GREERS CHAPEL
ROAD INTERSECTS THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF BARRETT
LAKES BOULEVARD (VARIABLE RIW, FKA: NEW GREERS CHAPEL ROAD); THENCE
ALONG THE SOUTHEASTERLY, SOUTHERLY AND SOUTHEASTERLY RlGHT-OFWAY
LINE OF BARRETT LAKES BOULEVARD (VARIABLE R/W) THE FOLLOWING
COURSES AND DISTANCES: 1) 210.72 FEET ALONG THE ARC OF A CURVE TO THE
RIGHT, SAID CURVE HAVING A RADIUS OF 348.00 FEET AND BEING SUBTENDED
BY A CHORD OF NORTH 31 °02'21" EAST, 207.52 FEET TO AN IRON PIN PLACED (1/2"
REBAR); 2) THENCE SOUTH 41 °36'50" EAST A DISTANCE OF 4.50 FEET TO AN IRON PIN PLACED (1/2" REBAR); 3) THENCE 192.98 FEET ALONG THE ARC OF A CURVE
TO THE RIGHT, SAID CURVE HAVING A RADTIJS OF 343.50 FEET AND BEING
SUBTENDED BY A CHORD OF NORTH 64°28'49" EAST, 190.45 FEET TO A.1\[ IRON PIN
PLACED (112" REBAR); 4) THENCE NORTH 09"25'32" WEST A DISTANCE OF 3.15
FEET TO AN IRON PIN PLACED (112" REBAR); 5) THENCE NORTH 80°29'41" EAST
AND CROSSING THE DISTRICT LINE FOR A DISTANCE OF 754.59 FEET TO AN IRON
PIN PLACED (1/2" REBAR); 6) THENCE 804.09 FEET ALONG THE ARC OF A CURVE

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TO THE LEFT, SAID CURVE HAVING A RADIUS OF 800.00 FEET AND BEING
SUBTENDED BY A CHORD OF NORTH 51°42'02" EAST 770.67 FEET TO AN IRON PIN
FOUND (3/4" REBAR); 7) THENCE NORTH 22°54'22" EAST A DISTANCE OF 408.52
FEET TO AN IRON PIN FOUND (112" REBAR); 8) THENCE 181.66 FEET ALONG THE
ARC OF A CURVE TO THE RIGHT, SAID CURVE HAVING A RADIUS OF 522.96 FEET
AND BEING SUBTENDED BY A CHORD OF NORTH 32°51 '26" EAST, 180.75 FEET TO
AN IRON PIN PLACED (1/2" REBAR); THENCE DEPARTING THE SOUTHEASTERLY
RIGHT-OF-WAY LINE OF BARRETT LAKES BOULEVARD (VARIABLE R/W, FKA:
NEW GREERS CHAPEL ROAD) AND PROCEED SOUTH 42°49'17" EAST FOR A
DISTANCE OF 842.11 FEET TO AN IRON PIN PLACED (l/2" REBAR) WITHIN A
GEORGIA POWER EASEMENT; THENCE SOUTH 89°27'09" WEST FOR A DISTANCE
OF 290.Q7 FEET TO AN IRON PIN PLACED (112" REBAR) ON THE EAST LINE OF LAND
LOT 792 (SAID LINE BEING COMMON TO LAND LOTS 791 & 792 OF THE 16TH
DISTRICT, 2ND SECTION OF COBB COUNTY; THENCE ALONG THE EAST LINE OF
LAND LOT 792 (SAID LINE BEING COMMON TO LAND LOTS 791 & 792), SOUTH
00°56'29" EAST FOR A DISTANCE OF 682.09 FEET TO AN IRON PIN FOUND (112"
REBAR) MARKING THE COMMON CORNER OF LAND LOTS 791, 792, 793 AND 794
AND THE POINT OF BEGINNING. SAID TRACT OR PARCEL CONTAINING 67.83537
ACRES OR 2,954,909 SQUARE FEET.

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